Exhibit 10.24
AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of December 22, 2008 to the Credit Agreement referred to below, between Teleflex Incorporated (the “Borrower”), each of the Guarantors identified under the caption “GUARANTORS” on the signature pages hereto, each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
          The Borrower, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the Guarantors party thereto, JPMorgan Chase Bank, N.A., as collateral agent for the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of October 1, 2007 (as amended and in effect immediately prior to giving effect to this Amendment No. 1, the “Credit Agreement”). The Borrower and the Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Capitalized terms used in this Amendment No. 1 and not otherwise defined are used herein as defined in the Credit Agreement.
          Section 2. Amendments. Effective as provided in Section 4 hereof, the Credit Agreement shall be amended as follows:
          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Section 3.10 of the Credit Agreement is hereby amended in its entirety to read as follows:
     “SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of preparing the Borrower’s audited financial statements) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by more than an amount which, if incurred immediately, could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of preparing the Borrower’s audited financial statements) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by more than an amount which, if incurred immediately, could reasonably be expected to result in a Material Adverse Effect.”

          Section 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, and of each Loan Party in each of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default shall occur and be continuing under the Credit Agreement, as amended hereby.
          Section 4. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon (a) receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by each Loan Party and the Required Lenders and (b) the payment of an amendment fee to the Administrative Agent for the account of each Lender that has approved this Amendment No. 1 at or prior to 5:00 p.m., New York City time, on December 22, 2008, such amendment fee to be in an amount equal to 0.05% of the sum of (i) the Revolving Credit Commitment of such Lender and (ii) the outstanding principal amount of any Term Loan held by such Lender (if any).
          Section 5. Confirmation of Security Documents. The Borrower hereby confirms and ratifies all of its obligations under the Security Documents to which it is a party. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations (including, without limitation, the obligations as guarantor under Article X of the Credit Agreement, as amended hereby) and the Liens granted by it under the Loan Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Loan Documents are complete and correct in all material respects on the date hereof as if made on and as of such date and confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.
          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

TELEFLEX INCORPORATED

By:	/s/ C. Jeffrey Jacobs
Name:	C. Jeffrey Jacobs
Title:	Treasurer

GUARANTORS

ARROW INTERNATIONAL INC.

ARROW INTERNATIONAL INVESTMENT CORP.

ARROW INTERVENTIONAL INC.

SIERRA INTERNATIONAL INC.

SOUTHERN WIRE, LLC

SOUTHWEST WIRE ROPE, LP

By Southwest Wire Rope GP LLC, its general partner

SPECIALIZED MEDICAL DEVICES, LLC

SSI SURGICAL SERVICES, INC.

TECHNOLOGY HOLDING COMPANY

TELAIR INTERNATIONAL INCORPORATED

TELEFLEX MEDICAL INCORPORATED

TFX EQUITIES INCORPORATED

TFX INTERNATIONAL CORPORATION

TFX MARINE INCORPORATED

TFX NORTH AMERICA INC.

THE STEPIC MEDICAL DISTRIBUTION CORPORATION

By:	/s/ C. Jeffrey Jacobs
Name:	C. Jeffrey Jacobs
Title: (1) Vice President and Treasurer (other than for Technology Holding Company, TFX Equities Incorporated, TFX International Corporation and TFX North America Inc.)
(2) President and Treasurer (in the case of TFX North America Inc.)
(3) Vice President (in the case of TFX Equities Incorporated)
(4) President (in the case of Technology Holding Company and TFX International Corporation)

LENDERS JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By:	/s/ Deborah R. Winkler
Name:	Deborah R. Winkler
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Jill J. Hogan
Name:	Jill J. Hogan
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
By:	/s/ Harumi Kambara
Name:	Harumi Kambara
Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA
By:	/s/ Paula Czach
Name:	Paula Czach
Title:	Director

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Tour Inoue
Name:	Toru Inoue
Title:	Deputy General Manager

CITIZENS BANK
By:	/s/ illegible
Name:	[illegible]
Title:	Senior Vice President

THE GOVERNOR AND COMPANY OF THE

BANK OF IRELAND
By:	/s/ Gareth Magee
Name:	Gareth Magee
Title:	Authorized Signatory

By:	/s/ Stephen Mitchell
Name:	Stephen Mitchell
Title:	Authorized Signatory

CALYON NEW YORK BRANCH
By:	/s/ Pamela Donnelly
Name:	Pamela Donnelly
Title:	Director

By:	/s/ Yuri Muzichenko
Name:	Yuri Muzichenko
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ David A. Buck
Name:	David A. Buck
Title:	Senior Vice President

DNB NOR BANK ASA
By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

By:	/s/ Kristin Riise
Name:	Kristin Riise
Title:	Vice President

SUN TRUST BANK
By:	/s/ Mark A. Flatin
Name:	Mark A. Flatin
Title:	Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Colleen Glackin
Name:	Colleen Glackin
Title:	Vice President

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Pam Schwartz
Name:	Pam Schwartz
Title:	Director

BAYERISCHE LANDESBANK, NEW YORK BRANCH
By:	/s/ Stuart Schulman
Name:	Stuart Schulman
Title:	Senior Vice President

By:	/s/ Elke Videgain
Name:	Elke Videgain
Title:	Second Vice President

COMERICA BANK
By:	/s/ Liesl Eckhardt
Name:	Liesl Eckhardt
Title:	Assistant Vice President

INTESA SANPAOLO S.P.A.
By:	/s/ Luca Sacchi
Name:	Luca Sacchi
Title:	Vice President

By:	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	FVP, Credit Manager

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ Elaine Tung
Name:	Elaine Tung
Title:	Director

By:	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Director

KBC BANK, N.V.
By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	Managing Director

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	First Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Brian P. Fox
Name:	Brian P. Fox
Title:	Assistant Vice President

LANDESBANK BADEN-WUERTTEMBERG NEW YORK AND/OR CAYMAN ISLANDS BRANCH
By:	/s/ Francois Delangle
Name:	Francois Delangle
Title:	Vice President

By:	/s/ Ralf Enders
Name:	Ralf Enders
Title:	Assistant Vice President

MALAYAN BANKING BERHAD, NEW YORK BRANCH
By:	/s/ Fauzi Zulkifli
Name:	Fauzi Zulkifli
Title:	General Manager

NATIONAL CITY BANK
By:	/s/ Debra W. Riefner
Name:	Debra W. Riefner
Title:	Senior Vice President

PNC BANK, N.A.
By:	/s/ Brian Vesey
Name:	Brian Vesey
Title:	Vice President

ROYAL BANK OF CANADA
By:	/s/ Dustin Craven
Name:	Dustin Craven
Title:	Attorney-in-Fact

SOCIETE GENERALE
By:	/s/ Anne-Marie Dumortier
Name:	Anne-Marie Dumortier
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Kathleen H. Reedy
Name:	Kathleen H. Reedy
Title:	Managing Director

ALLIED IRISH BANKS, P.L.C.
By:	/s/ Grace Gilligan
Name:	Grace Gilligan
Title:	Senior Relationship Partner

By:	/s/ David Kearns
Name:	David Kearns
Title:	Relationship Manager

TD BANK, N.A. AS SUCCESSOR TO COMMERCE BANK, N.A.
By:	/s/ Thomas L. Savage
Name:	Thomas L. Savage
Title:	Vice President

HARLEYSVILLE NATIONAL BANK
By:	/s/ illegible
Name:	[illegible]
Title:	Vice President

THE NORTHERN TRUST COMPANY
By:	/s/ Michael Kingsley
Name:	Michael Kingsley
Title:	Division Manager

BROWN BROTHERS HARRIMAN & CO.
By:	/s/ John H. Wert, Jr.
Name:	John H. Wert, Jr.
Title:	Senior Vice President

CHANG HWA COMMERCIAL BANK, LTD. NEW YORK BRANCH
By:	/s/ Jim C.Y. Chen
Name:	Jim C.Y. Chen
Title:	Vice President & General Manager

MEGA INTERNATIONAL COMMERCIAL BANK, NEW YORK BRANCH
By:	/s/ Tsang Hsu
Name:	Tsang Hsu
Title:	VP & Deputy General Manager

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY
By:	/s/ Michael Tan
Name:	Michael Tan
Title:	VP & General Manager

HUA NAN COMMERCIAL BANK, LTD. LOS ANGELES BRANCH
By:	/s/ Oliver C.H. Hsu
Name:	Oliver C.H. Hsu
Title:	VP & General Manager

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY
By:	/s/ Henry Hsieh
Name:	Henry Hsieh
Title:	Assistant Vice President

STATE BANK OF INDIA
By:	/s/ Prabodh Parikh
Name:	Prabodh Parikh
Title:	Vice President & Head (Credit)

KEYSTONE NAZARETH BANK AND TRUST, A DIVISION OF NATIONAL PENN BANK
By:	/s/ Kevin D. Brown
Name:	Kevin D. Brown
Title:	Vice President